UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2002

PRECISION CASTPARTS CORP.

(Exact name of registrant as specified in its charter)

State of Oregon	1-10348	93-0460598
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification No.)

4650 SW Macadam, Suite 440, Portland, Oregon		97239-4254
(Address of principal executive offices)		(Zip Code)

(503) 417-4800
(Registrant’s telephone number, including area code)

No Change
(Former name, former address and former fiscal year, if changed since last report)

Item 9.  Regulation FD Disclosure.

Pursuant to Order No. 4-460 of the Securities and Exchange Commission, the principal executive officer and principal financial officer of Precision Castparts Corp. have each executed a Statement under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.  These Statements have been delivered to the Commission today.

Statement Under Oath of Principal Executive Officer Regarding Facts and

Circumstances Relating to Exchange Act Filings

I, William C. McCormick, state and attest that:

                                                (1) To the best of my knowledge, based upon a review of the covered reports of Precision Castparts Corp., and, except as corrected or supplemented in a subsequent covered report:

•                  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•                  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

                                                (2) I have reviewed the contents of this statement with the Company’s audit committee.

                                                (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•                  Annual Report on Form 10-K filed June 11, 2002 of Precision Castparts Corp;

•                  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Precision Castparts Corp filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•                  any amendments to any of the foregoing.

/s/William C. McCormick	Subscribed and sworn to
before me this 13th day of
William C. McCormick	August 2002.
Chairman and Chief Executive Officer
August 13, 2002	/s/Vicki L. Gorman
Notary Public

My Commission
Expires:7/27/2006

Statement Under Oath of Principal Financial Officer Regarding Facts and

Circumstances Relating to Exchange Act Filings

I, William D. Larsson, state and attest that:

                                                (1) To the best of my knowledge, based upon a review of the covered reports of Precision Castparts Corp., and, except as corrected or supplemented in a subsequent covered report:

•                  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•                  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

                                                (2) I have reviewed the contents of this statement with the Company’s audit committee.

                                                (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•                  Annual Report on Form 10-K filed June 11, 2002 of Precision Castparts Corp;

•                  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Precision Castparts Corp filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•                  any amendments to any of the foregoing.

/s/William D. Larsson	Subscribed and sworn to
before me this 13th day of
William D. Larsson	August 2002.
Senior Vice President and
Chief Financial Officer	/s/Vicki L. Gorman
August 13, 2002	Notary Public

My Commission
Expires:7/27/2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.
Registrant

DATE: August 13, 2002	/s/ William D. Larsson
William D. Larsson
Senior Vice President and
Chief Financial Officer
(Principal Financial and Accounting Officer)